Exhibit 4.1

COMMON STOCK PAR VALUE OF $0.01	COMMON STOCK PAR VALUE OF $0.01

	TransDigm Group Incorporated INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 893641 10 0

THIS CERTIFIES THAT		SEE REVERSE
FOR CERTAIN
DEFINITIONS

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF TRANSDIGM GROUP INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY	CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:

NATIONAL CITY BANK

(Cleveland, Ohio)

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

TransDigm Group Incorporated

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT — Custodian
TEN ENT	—	as tenants by the entireties	(Cust)	(Minor)
JT TEN	—	as joint tenants with right of	under Uniform Gifts to Minors
		survivorship and not as tenants	Act
		in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature(s)

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.